WEITZ PARTNERS, INC.

Partners Value Fund

Q U A R T E R L Y

R E P O R T

December 31, 2002

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WPVLX

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Historical Performance Information

The table below gives a long-term perspective of the Partners Value Fund (the “Fund”) and its predecessor, Weitz Partners II–Limited Partnership (the “Predecessor Partnership”). Performance numbers are after deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are materially equivalent to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended December 31, 2002, calculated in accordance with SEC standardized formulas.

Period Ended	Partners II	S&P 500	Period Ended	Partners Value	S&P 500

12/31/83†	9.9%	4.2%	12/31/94	-9.0%	1.3%
12/31/84	14.5	6.3	12/31/95	38.7	37.5
12/31/85	40.7	31.7	12/31/96	19.2	22.9
12/31/86	11.1	18.7	12/31/97	40.6	33.4
12/31/87	4.3	5.3	12/31/98	29.1	28.6
12/31/88	14.9	16.5	12/31/99	22.1	21.0
12/31/89	20.3	31.6	12/31/00	21.1	-9.1
12/31/90	-6.3	-3.1	12/31/01	-0.9	-11.8
12/31/91	28.1	30.2	12/31/02	-17.0	-22.1
12/31/92	15.1	7.6	Cumulative	1,498.8	826.7
12/31/93	23.0	10.1
			Average Annual
			Compound Growth
			(Since inception
			June 1, 1983)	15.2	12.0

Average annual total return for the Fund (inception 1/94) and for the Predecessor Partnership (inception 6/83) for the one, five and ten year periods ended December 31, 2002, was -17.0%, 9.4% and 15.1%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund’s performance might have been adversely affected.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

†	Return is for the period 6/1/83 through 12/31/83

2

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
December 31, 2002 - Quarterly Report

January 12, 2003

Dear Fellow Shareholder:

              In spite of a strong 4th quarter (+10.9%), we finished calendar 2002 down 17.0%. This compares to
-22.1% for the S&P 500. During the bear market of the past 3 years, we have virtually broken even (down less than 1% on a cumulative basis) while the S&P is -38% and the Nasdaq is -67%. Reporting red ink is disappointing, but I feel very good about the fact that our capital has remained intact during the worst bear market since 1973-74 (and in some ways, since the 1930’s).

              The table on page 2 shows annual performance compared to the S&P 500. Over the life of the Fund**, our cumulative gain is 1,498.8%, or 15.2% per year, while the S&P is up 826.7% or 12.0% per year. The table below shows performance of the Fund for various intervals over the past 10 years compared to the S&P 500 (our primary benchmark), the Russell 2000 (small companies), the Nasdaq Composite (a proxy for technology stocks), and our peer group of mutual funds (according to Lipper Analytical Services). (All numbers assume reinvestment of dividends and are calculated after deducting all expenses except the 10-year Nasdaq number for which reinvested dividend information was not available.)

	Average Annual Total Returns

	1-Year	3-Years	5-Years	10-Years**

Weitz Partners Value Fund	-17.0%	-0.1%	9.4%	15.1%
S&P 500	-22.1	-14.5	-0.6	9.3
Russell 2000	-20.5	-7.5	-1.4	7.2
Nasdaq	-31.3	-30.8	-2.9	7.0
Average Growth and Income Fund*	-20.5	-8.9	-0.6	8.5

*	Source: Lipper Analytical Services.

**	Includes performance of the Predecessor Partnership for the period January 1, 1993 to December 31, 1993.

Reviewing Our Investment Approach

              In difficult times, it is natural for investors to recheck their assumptions about how the investment world works and who they have selected to manage their money. Our approach to investing has been consistent over the years, and long-time clients may be weary of our discussions of ‘buying at a discount to underlying business value,’ ‘keeping a patient, long-term perspective,’ and ‘insisting on a margin of safety.’ For those who would like a little more detail on our investment process and approach to managing risk, the enclosed interview from the December, 2002 Wall Street Transcript* may be helpful. It is a clearer and more complete discussion of how we invest than most interviews. It also includes status reports on some of our more controversial investments.

3

Portfolio Outlook—Another Reason for Optimism (Long Term)

              Our last letter was written in early October when the economic outlook was very uncertain and the stock market was collapsing. We sounded an optimistic note because the prices of many of our stocks were absurdly low. Before the ink was dry on the letter, the market began to rally and several of our stocks rebounded 20% or more from their lows.

              Three months later, the economic outlook is still very murky, we may be heading into a war with Iraq, and stock prices in general have risen considerably. There are still plenty of things to worry about, and this is not a prediction that we have started a new bull market. (We may have, but we won’t know that until long after the market bottoms.)

              What does seem worth noting, though, is that while businesses of all stripes have been wrestling with a weak economy, higher costs, and threats of terrorism, they have not been sitting idly by, waiting for it all to be over. Companies have been forced to cut costs, repair their balance sheets, rethink capital projects, and work to improve their competitive positions. Strong companies have been able to buy great assets at bargain prices. In short, while we cannot know when business will improve, there are reasons to believe that some companies will come out of this period with surprisingly improved earning power. (Others will be weakened by the trauma, and we are trying to make sure we don’t own those.)

              One of the prime beneficiaries of recent events is Berkshire Hathaway. Tens of billions of insurance industry losses from 9/11 left industry capital depleted and allowed for dramatically higher premiums. This should lead to large underwriting profits and provide new “float” for Warren Buffett to invest. On the investment side, Warren has been able to buy billions of dollars worth of bargain-priced securities, primarily distressed debt, and real assets like natural gas pipelines. As a result, we would expect significant increases in earnings and asset values at Berkshire over the next few years.

              Host Marriott and Hilton have been able to take advantage of “motivated sellers” of great hotel assets, and the supply of new luxury hotel rooms should not increase materially over the next 2-3 years because developers have been unable to get financing for new projects for the past two years. This will give the strong players significant pricing power when the travel market finally improves.

              This is not to say that any of our companies welcome these economic stresses, but the strong may well come out of this period even stronger. So, if the value of a business is the present value of its future discretionary cash flows (which we believe), then the underlying values of these companies can actually grow during a recession. This has nothing to do with short-term stock prices—they may very well go lower before the bear market is over, but it does give us some comfort while we wait for the turn.

4

Shareholder Information Meeting—Tuesday, May 27th

              Every year we meet with shareholders to talk about investing and to answer questions. This year’s meeting will be on Tuesday, May 27th at 4:30 at the Scott Conference Center in Omaha. Please mark your calendars and plan to be with us.

              In the meantime, if you have questions about the Partners Value Fund, or about any of our other funds, please feel free to call our client service representatives.

Sincerely,

Wallace R. Weitz Portfolio Manager

* In this letter, Wally refers to a recent interview with The Wall Street Transcript. It was mailed to shareholders with this quarterly report, and copies are available on our web site or by calling one of our client service representatives.

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

5

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND Schedule of Investments in Securities December 31, 2002 (Unaudited)

Shares or units		Cost	Value

	COMMON STOCKS — 85.4%
	Advertising & Marketing — 1.1%
1,359,100	Interpublic Group of Companies, Inc.(a)	$17,789,715	$19,136,128
250,000	Valassis Communications, Inc.*	3,543,019	7,357,500

		21,332,734	26,493,628

	Banking — 12.1%
166,900	Astoria Financial Corp.	3,712,739	4,531,335
1,474,400	Greenpoint Financial Corp.	28,575,762	66,613,392
3,202,846	U.S. Bancorp	54,314,330	67,964,392
4,100,000	Washington Mutual, Inc.	112,736,737	141,573,000

		199,339,568	280,682,119

	Cable Television — 8.0%
8,167,995	Adelphia Communications Corp. CL A*#	1,061,839	694,280
13,633,000	Charter Communications, Inc., CL A*	118,502,126	16,086,940
5,804,600	Comcast Corp. - Special CL A*(a)	151,284,970	131,125,914
3,146,170	Insight Communications Co.* †	55,211,434	38,949,585

		326,060,369	186,856,719

	Consumer Products and Services — 2.0%
4,339,300	Six Flags, Inc.*	61,346,987	24,777,403
947,300	Waste Management, Inc.	21,444,142	21,712,116

		82,791,129	46,489,519

	Financial Services — 7.2%
1,000	Berkshire Hathaway, Inc. CL A*	56,925,853	72,750,000
34,049	Berkshire Hathaway, Inc. CL B*	65,816,954	82,500,727
200,000	Fannie Mae	13,181,185	12,866,000
1,486,500	Imperial Credit Industries, Inc.*	37,163	5,946

		135,961,155	168,122,673

	Information and Data Processing — 0.0%
130,409	Intelligent Systems Corp.*	122,348	215,175

6

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	Lodging and Gaming — 10.0%
1,424,500	Extended Stay America, Inc.*	$8,928,460	$21,011,375
6,874,300	Hilton Hotels Corp.	62,024,029	87,372,353
14,843,000	Park Place Entertainment Corp.*	145,218,899	124,681,200

		216,171,388	233,064,928

	Media and Entertainment — 11.2%
114,800	Daily Journal Corp.*†	2,952,881	2,755,200
18,467,700	Liberty Media Corp.- A*	226,924,160	165,101,238
125,000	Washington Post Co. CL B	63,730,250	92,250,000

		293,607,291	260,106,438

	Mortgage Banking — 4.2%
1,868,700	Countrywide Financial Corp.	55,055,834	96,518,355

	Printing Services — 0.3%
2,751,600	Mail-Well, Inc.*†	23,113,253	6,879,000

	Real Estate and Construction — 2.7%
2,496,700	Catellus Development Corp.*	35,680,420	49,559,495
369,300	Forest City Enterprises, Inc. CL A	5,137,132	12,316,155

		40,817,552	61,875,650

	Real Estate Investment Trusts — 7.0%
400,000	Archstone-Smith Trust	9,405,978	9,416,000
130,000	Avalonbay Communities, Inc.	5,767,049	5,088,200
50,000	Cousins Properties, Inc.	1,075,500	1,235,000
11,739,400	Host Marriott Corp.*	107,884,899	103,893,690
104,675	Medical Office Properties, Inc.#	2,088,266	1,046,750
457,830	Newcastle Investment Holdings Corp.#	8,176,916	8,240,940
914,152	Redwood Trust, Inc.†	17,445,976	25,322,010
240,000	Vornado Realty Trust	9,705,225	8,928,000

		161,549,809	163,170,590

7

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	Retail — 3.3%
3,300,600	Safeway, Inc.*(a)	$116,679,361	$77,102,016

	Telecommunications — 15.0%
1,488,500	Alltel Corp.	79,644,633	75,913,500
491,692	Centennial Communications Corp.*	4,559,317	1,283,316
10,473,900	Citizens Communications Co.*	128,765,946	110,499,645
18,578,000	Qwest Communications International, Inc.*	226,092,483	92,890,000
1,138,000	Sprint Corp.	21,622,000	16,478,240
1,039,800	Telephone and Data Systems, Inc.	76,982,914	48,891,396
111,100	United States Cellular Corp.*	5,212,245	2,779,722

		542,879,538	348,735,819

	Utilities — 1.3%
3,158,900	Westar Energy, Inc.	62,809,288	31,273,110

	Total Common Stocks	2,278,290,617	1,987,585,739

	CONVERTIBLE PREFERRED STOCKS — 0.1%
130,000	Citizens Communications Co. - Equity Units**	1,864,888	2,847,000

Face Amount

	CORPORATE BONDS — 0.4%
$15,000,000	Charter Communications, Inc. Convertible 5.75% 10/15/05	6,890,251	3,300,000
5,000,000	Charter Communications, Inc. 8.25% 4/01/07	3,208,165	2,250,000
5,000,000	Charter Communications, Inc. 10.75% 10/01/09	3,348,722	2,287,500

	Total Corporate Bonds	13,447,138	7,837,500

	U.S. GOVERNMENT AND AGENCY SECURITIES — 4.6%
40,000,000	Federal Home Loan Bank 3.625% 10/15/04	39,638,591	41,387,680
60,000,000	Federal Home Loan Bank 4.125% 11/15/04	59,731,958	62,557,800
2,500,000	Federal Home Loan Bank 6.44% 11/28/05	2,501,283	2,798,810

	Total U.S. Government and Agency Securities	101,871,832	106,744,290

8

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND Schedule of Investments in Securities, Continued

Face Amount		Cost	Value

	SHORT-TERM SECURITIES — 9.5%
$51,021,690	Milestone Treasury Obligations Portfolio	$51,021,690	$51,021,690
91,746,862	Wells Fargo Government Money Market Fund	91,746,862	91,746,862
43,000,000	U.S. Treasury Bill due 1/23/03	42,968,729	42,972,136
35,000,000	Federal Farm Credit Bank Discount Note due 2/05/03	34,957,465	34,960,660

	Total Short-Term Securities	220,694,746	220,701,348

	Total Investments in Securities	$2,616,169,221	2,325,715,877

	Covered Call Options Written — (0.1%)		(1,252,500)
	Other Assets Less Liabilities — 0.1%		2,461,078

	Total Net Assets — 100%		$2,326,924,455

	Net Asset Value Per Share		$17.15

No. of contracts		Expiration date/ Strike price	Value

	COVERED CALL OPTIONS WRITTEN
2,000	Comcast Corp. - Special CL A*	January 2003/17.50	$(1,020,000)
3,500	Interpublic Group of Companies, Inc.	January 2003/15	(105,000)
1,000	Safeway, Inc.*	January 2003/22.50	(127,500)

	Total Call Options Written		$(1,252,500)
	(premiums received $1,711,048)

*	Non-income producing

†	Non-controlled affiliate

#	Restricted and/or illiquid security

**	Each Equity Unit consists of a purchase contract for shares of Citizens Communications Co. common stock and a senior note due August 17, 2006 issued by Citizens Communications Co.

(a)	Fully or partially pledged as collateral on outstanding written call options.

9

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Board of Directors
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Delmer L. Toebben
Wallace R. Weitz

Officers
Wallace R. Weitz, President
Mary K. Beerling, Vice-President & Secretary
Linda L. Lawson, Vice-President

Investment Adviser
Wallace R. Weitz & Company

Distributor
Weitz Securities, Inc.

Custodian
Wells Fargo Bank Minnesota, National Association

Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company

Sub-Transfer Agent
National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Partners, Inc. — Partners Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

1/24/03